SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2010

ECO-FRIENDLY POWER TECHNOLOGIES CORP.

 (Exact name of Company as specified in its charter)

Delaware	333-161914	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2011 Courtside Ln, Suite 101 Charlotte, NC 28270
(Address of principal executive offices)
Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)

24 Givat Shaul Street Jurusalem 95477 Israel (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

Phone: 619.399.3090

Fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ECO-FRIENDLY POWER TECHNOLOGIES CORP.

Form 8-K

Current Report

ITEM 4.01.

CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On November 16, 2010, M&K CPAS, PLLC (“MKC”) was engaged as the registered independent public accountant for Eco-Friendly Power Technologies Corp. (the “Registrant”), a Delaware corporation and the Weinberg & Baer LLC (“WAB”) was dismissed as the registered independent public accountant for the Registrant. The decisions to appoint MKC and dismiss WAB were approved by the Board of Directors of the Registrant on November 16, 2010.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the year ended March 31, 2010, WAB's reports on the financial statements of the Registrant for the year ended March 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and any subsequent interim period through WAB's termination on November 16, 2010, WAB disclosed the uncertainty regarding the ability of the Registrant to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Registrant through November 16, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with WAB's opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Registrant for the year ended March 31, 2010 and interim unaudited financial statements through November 16, 2010, there have been no reportable events with the Registrant as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to November 16, 2010, the Registrant did not consult with MKC regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Registrant’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Registrant and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided a copy of the foregoing disclosures to WAB prior to the date of the filing of this report and requested that WAB furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 5.01.

CHANGES IN CONTROL OF REGISTRANT

On November 3, 2010, Fernando Londe acquired the majority of the issued and outstanding shares of the Registrant's common stock from Mordechai Gafni and Edith Shenker (collectively, the “Sellers”), per the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among the Sellers and Fernando Londe.

Pursuant to the terms of the Stock Purchase Agreement, Fernando Londe acquired three million (3,000,000) shares (the "Shares") of the Registrant's common stock which represents approximately 54.55%.  The purchase price for the Shares was one hundred ninety-five thousand dollars ($195,000).

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 3, 2010, the Company’s Board of Directors nominated Fernando Londe as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director.  On November 3, 2010, Mr. Londe accepted the appointment.

On November 3, 2010, Mordechai Gafni resigned as the Company's Chief Executive Officer, President and Director.  The resignation did not involve any disagreement with the Company.

On November 3, 2010, Edith Shenker resigned as the Company’s Chief Financial Officer, Treasurer and Secretary. The resignation did not involve any disagreement with the Company.

FERNANDO LONDE.  Mr. Londe is an accomplished senior information technology director with over 18 years of demonstrated career success developing and executing operational strategies to promote organizational growth and optimal utilization of emerging technologies.  From 2009 to 2010, Mr. Londe has been acting as a business consultant for various companies.  Previously, from 2003 to 2009, Mr. Londe served as Chief Technology Officer of the Network & Carrior Division for FREE S.R.L., based in Italy, where he spearheaded development of a commercial VoIP network and helped obtain a license as a Telco Carrier with the Italian Authority.  From 1999 to 2003, Mr. Londe was Chief Technology Officer for Com. Tel S.P.A. in Italy where he served as project manager of SS7/C7 Interconnection with major Telecom carriers in Italy and also assisted in obtaining a license as a Telco Carrier with the Italian Authority.  Mr. Londe brings to the Company his experience as an executive leader in communications, business development, business reengineering, project management, team developing and management consulting. In light of Mr. Londe's extensive experience in operations and corporate planning described above, the Registrant's Board of Directors concluded that it was in the Company's best-interest for him to serve as an officer and director.

ITEM 8.01. OTHER EVENTS

Effective as of November 16, 2010, the Company's Board of Directors appointed Action Stock Transfer Corp. to be the new transfer agent and registrar of the Company's common stock, par value $0.001 per share, replacing Nevada Agency and Transfer Company.

Shareholders may contact Action Stock Transfer Corp. as follows:

Action Stock Transfer Corp.

7069 S. Highland Dr., Suite 300
Salt Lake City, UT 84121
Office - (801) 274-1088
Fax - (801) 274-1099

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

16.1

Letter from Weinberg & Baer LLC, dated November 16, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-FRIENDLY POWER TECHNOLOGIES CORP.
Date: November 16, 2010	By: /s/ Fernando Londe
Fernando Londe
President